SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A
                                  Amendment #1


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): February 28, 2005


                             WORLDSTAR ENERGY, INC.
             ______________________________________________________
             (Exact name of registrant as specified in its charter)


     Nevada                  000-27229                           88-0409163
_______________            _____________                     ___________________
(State or other            (Commission                          (IRS Employer
jurisdiction of             File Number)                     Identification No.)
incorporation)


      101 - 4181 Norfolk Avenue
      Burnaby, BC, Canada                                                V6C 3A6
_____________________________________                                   ________
Address of principal Executive Office                                   Zip Code


Registrant's telephone number, including area code: (604)434-5256


                                Auteo Media Inc.
          _____________________________________________________________
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         On February 28, 2005, Kyle L. Tingle LLC, Registrant's certified public accountant, declined to stand for re-election as the principal independent accountant and auditor for Registrant. On February 28, 2005, the accounting firm of Dohan and Company, Certified Public Accounts, 7700 North Kendall Drive, Suite 200, Miami, Florida 33156 was engaged to take over the principal independent accounting and audit responsibilities from Kyle L. Tingle. The sole director of Registrant approved and executed the engagement letter on February 28, 2005.

         During Registrant's two most recent fiscal years and the subsequent interim period prior to the engagement of Dohan and Company, Registrant (or someone on its behalf) has not consulted with Dohan and Company regarding any accounting or audit concerns, to include, but not by way of limitation, those stated in Item 304(a)(2) of Regulation S-B.

         During Registrant's two most recent fiscal years and the subsequent interim period through February 28, 2005, Registrant was not and is not aware of any disagreements with its former accountant, whether resolved or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to said accountant's satisfaction, would have caused it to make reference to the subject matter of the disagreements(s) in connection with its report.

         Kyle L. Tingle's audit reports on the Registrant's financial statements for the years ended December 31, 2003 and 2002 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except that the reports for both years were qualified as to an uncertainty regarding the Registrant's ability to continue as a going concern.

         The Registrant provided Kyle L. Tingle with a copy of this disclosure and requested that Kyle L. Tingle furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of Kyle L Tingle's letter of May 26, 2005, is filed as
Exhibit 16 to this Amended Current Report on Form 8-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits. The following is filed as an Exhibit to this Report.

         Exhibit 16. Letter to the Securities and Exchange Commission from Kyle
L. Tingle, dated May 26, 2005.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 WORLDSTAR ENERGY, INC.
                                      (Registrant)



DATED:  May 26, 2005             /s/ MICHAEL W. KINLEY
                                 _____________________
                                     Michael W. Kinley
                                     President